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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21786
ING Global Advantage and Premium Opportunity Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

Annual Report

February 28, 2009

ING Global Advantage and
Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options on a significant portion of its equity portfolio. The Fund also hedges most of its foreign currency exposure to reduce volatility of total returns.

For the fiscal year ended February 28, 2009, the Fund made total quarterly distributions of $1.86 per share, including a return of capital of $1.12 per share.

Based on net asset value (“NAV”), the Fund had a total return of (26.96)% for the fiscal year ended February 28, 2009.(1) This NAV return reflects a decrease in its NAV from $17.79 on February 29, 2008 to $11.29 on February 28, 2009, including the reinvestment of $1.86 per share in distributions. Based on its share price, the Fund provided a total return of (28.32)% for the fiscal year ended February 28, 2009.(2) This share price return reflects a decrease in its share price from $16.73 on February 29, 2008 to $10.42 on February 28, 2009, including the reinvestment of $1.86 per share in distributions.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
April 10, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective:  Year Ended February 28, 2009

In our semi-annual report, we described a deteriorating situation with major financial institutions on the brink of failure and a recession looming. By fiscal year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 40.10% in the six months ended February 28, 2009 (42.40% for the entire fiscal year). (The MSCI World® Index plunged 47.12% for the entire fiscal year, measured in U.S. dollars.) In currencies, the tide had turned for the dollar against European currencies in mid-July. In the six months ended February 28, 2009, the dollar strengthened by 15.60% against the euro (18.50% for the entire fiscal year) and 28.20% against the pound (39.40% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 10.30% (8.50% for the entire fiscal year).

Even more dramatic was the price of oil which had marched to an all-time high of around $147 per barrel in mid-July only to lose more than two thirds of that price by the end of 2008.

The economic statistics remained bleak in the second half of our fiscal year. By February, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices was reported down a record 18.50% from a year earlier. Despite much better affordability, existing home sales dropped to 1997 levels and 45% of those sales were distressed.

Payrolls declined in every month of 2008 and in January of 2009, as the unemployment rate swelled to 7.60%, the highest since 1992. Gross Domestic Product (“GDP”) fell at an annualized rate of 0.50% in the third quarter of 2008 and then by 6.20% in the fourth quarter, the steepest fall since 1982.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship”. Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.9% equity stake in AIG. But Lehman Brothers, having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection. This misjudgment turned a credit crisis into a credit market collapse. Lending all but seized up.

Policy response was huge but muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008, with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest would not be used to buy illiquid mortgage securities after all.

Other more practical programs supported the commercial paper market, guaranteed the precious “buck” of money market funds and drove rates on the 30-year mortgage down towards 5%, a record low. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

But with the election of the new president, the stakes were raised much higher. A $787 billion stimulus package of tax cuts and spending would boost demand. A separate Financial Recovery Program would promote a market for illiquid mortgage securities, finance the purchase of asset-backed securities to encourage lending and ease the terms of mortgages for homeowners in trouble with their mortgage payments.

In all, the current-year budget deficit was expected to reach $1.75 trillion, or 12% of GDP.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500”) Index(3) including dividends, plunged 41.80% in the second half of our fiscal year, (43.30% for the entire fiscal year). Quarterly earnings for S&P 500® companies, after five straight annual declines, were probably negative in absolute terms by the end of 2008. Investors were by no means confident about the massive new policy initiatives either. The well-larded stimulus package had passed in the House with the votes of just one party. That it would take months to implement was clear; its impact was not. And when newly-appointed Treasury Secretary Geithner announced the Financial Recovery Program, his uncertain delivery and lack of detail sent

Market Perspective:  Year Ended February 28, 2009

the S&P 500® Index down 5%, on the way to a 12-year low as our fiscal year ended.

In international markets, also in recession, the MSCI Japan® Index(4) slumped 40.50% for the six months ended February 28, 2009 (43.50% for the entire fiscal year). Exports in an export-dependent economy sank by a record 45.70% in January 2009 due to a strong yen in the face of slowing global demand. The 3.30% decline in GDP in the fourth quarter of 2008 was the worst since 1974. The same could be said for the Eurozone’s 1.50% decline and the MSCI Europe ex UK® Index(5) sagged 40.40% for the six months ended February 28, 2009 (44.70% for the entire fiscal year). The region has been badly affected by the financial crisis with banks tightening lending practices even as the European Central Bank offered unlimited lines of credit. Initially in denial that inflation was falling fast, the European Central Bank finally reduced rates by an unprecedented 225 basis points (or 2.25%) in four months from early October 2008, while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(6) fell 30.90% for the six months ended February 28, 2009 (32.10% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Now in the worst recession in decades, with venerable banks no longer independent entities, the Bank of England reduced rates to 1%, the lowest in its 315-year history and signaled that quantitative easing was on the way.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Advantage and Premium Opportunity Fund
Portfolio Managers’ Report

Country Allocation
as of February 28, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) primary investment objective is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a diversified global equity portfolio; and

•	utilizing an integrated option writing strategy.

The Fund is managed by Paul Zemsky, Vincent Costa, Jody I. Hrazanek, Carl Ghielen, Martin Jansen, Bas Peeters and Frank van Etten, Portfolio Managers*, ING Investment Management Co. — the Sub-Adviser.

Equity Portfolio Construction: Under normal market conditions, the Fund invests in a diversified portfolio of common stocks of companies located in a number of different countries throughout the world, normally in approximately 450-500 common stocks, seeking to reduce the Fund’s exposure to individual stock risk. The Fund normally invests across a broad range of countries (usually 25-30 countries), industries and market sectors, including investments in issuers located in countries with emerging markets.

The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to maintain a target weighting of 60% in U.S. domestic common stocks and not less than 40% in international (ex-U.S.) common stocks.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by writing (selling) index call options on selected indices in an amount equal to approximately 60% to 100% of the value of the Fund’s holdings in common stocks.

Writing index call options involves granting the buyer the right to appreciation of the value of an index above at a particular price (the “strike price”) at a particular time. If the purchaser exercises an index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the strike price of the option.

The Fund seeks to generate gains from its portfolio index call option strategy and, to a lesser extent, income from dividends on the common stocks held in the Fund’s portfolio. The extent of index call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing index call options on selected indices. Index call options are primarily written in over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write call options in exchange-listed option markets.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its covered call positions until expiration, but it retains the option to buy back the covered call options and sell new covered call options. Lastly, in order to reduce volatility of NAV returns, the Fund employs a policy to hedge major foreign currencies.

*	Effective January 2009, Omar Aguilar is no longer portfolio manager to the Fund. Vincent Costa has been added as a portfolio manager.

Top Ten Holdings
as of February 28, 2009
(as a percent of net assets)

ExxonMobil Corp.	3.5%
International Business Machines Corp.	1.5%
Procter & Gamble Co.	1.5%
Chevron Corp.	1.5%
Wal-Mart Stores, Inc.	1.3%
iShares MSCI EAFE Index Fund	1.3%
General Electric Co.	1.1%
Hewlett-Packard Co.	1.1%
Microsoft Corp.	1.0%
AT&T, Inc.	1.0%

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund
Portfolio Managers’ Report

Performance: Based on its share price as of February 28, 2009, the Fund provided a total return of (28.32)% for the fiscal year ended February 28, 2009. This return reflects a decrease in its share price from $16.73 on February 29, 2008 to $10.42 on February 28, 2009, including the reinvestment of $1.86 per share in distributions. Based on NAV, the Fund returned (26.96)% for the fiscal year ended February 28, 2009. This NAV return reflects a decrease in its NAV from $17.79 on February 29, 2008 to $11.29 on February 28, 2009, including the reinvestment of $1.86 per share in distributions. The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index returned (43.32)%, (50.22)% and (32.42)%, respectively, for the same period. During the period, the Fund made total quarterly distributions of $1.86 per share, including a return of capital of $1.12 per share. As of February 28, 2009, the Fund had 18,124,217 shares outstanding.

Market Review: Markets began the period on a downward trend that reversed briefly in April and May. The acute global financial crisis and global economic recession became the reality after August and global indexes posted losses for the period.

Equity Portfolio: The international equity portion of the Fund uses ING’s International Index Plus strategy. For the period, the strategy underperformed its reference index, the MSCI EAFE® Index. The strategy approximates the regional and sector weights of the index. The predictive power of the quantitative models employed was weak in the first half of the fiscal year, but stabilized and added modest value in the second half. Contributions in the healthcare, consumer staples and energy sectors were disappointingly offset by negative stock selection in the consumer discretionary and financial sectors.

The Fund’s U.S. domestic equity component outperformed the S&P 500® Index, due mainly to positive selection in financials and energy, which overcame negative selection in healthcare and industrials to add value. During the first half of the period, market recognition factors such as earnings trend, long-term price momentum and analyst estimate revision drove performance. Quality and valuation factors such as book to price, forward earnings to price and capital expenditure to depreciation did not work well.

In the second half, our dynamic factor model began pointing more towards valuation and quality factors. The resulting slight overweight to valuation factors, such as forward and trailing earnings to price, paid off in the last few months of 2008. Quality factors such as capital expenditures to deprecation also helped results.

Option Portfolio: The Fund generates premiums and seeks gains by selling call options on a basket of market indexes on a portion of the value of the equity portfolio. For the period, the option overlay strategy reduced volatility and added considerably to the Fund’s total return. Options expired in the money early in the period but expired out of the money as the equity markets sold-off toward fiscal year-end. Volatility, as measured by the VIX Index, spiked as global economic turmoil hit the markets and remained elevated into 2009.

During the period, the Fund sold short-maturity options on the S&P 500® Index, the Dow Jones Eurostoxx 50 Index, the Nikkei 225 Index and the FTSE 100 Index. The strike prices of the traded options were typically at or near the money and the average expiration dates were between four and six weeks. The coverage ratio was maintained at approximately 60-70% throughout the period. Overall, during the one year period, call premiums collected exceeded settlement amounts paid.

The Fund continued its policy of hedging major foreign currencies to reduce volatility of NAV returns. The hedges added to performance as the U.S. dollar strengthened throughout the period.

Current Strategy & Outlook: The underlying U.S. and EAFE strategies seek to reward investors with sector and country diversification close to the S&P 500® and MSCI EAFE® Indices, while seeking outperformance through portfolio construction techniques. If the markets fall or move sideways, the premiums generated from call-writing, dividends and disciplined equity strategies may comprise an important part of the Fund’s total return. If the markets rally, the strategy may generate an absolute positive return, but the upside may be limited as call options will likely be exercised.

We expect volatility to remain elevated in the months ahead, allowing the Fund to continue earning attractive call premiums. We believe volatility could abate somewhat later in the year as aggressive fiscal and monetary measures begin to affect the global economy and the market outlook stabilizes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Global Advantage and Premium Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Global Advantage and Premium Opportunity Fund, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and the period from October 31, 2005 (commencement of operations) to February 28, 2006. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING Global Advantage and Premium Opportunity Fund as of February 28, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 28, 2009

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2009

ASSETS:
Investments in securities at value*	$201,711,547
Short-term investments in affiliates**	1,370,000
Cash	304,375
Cash collateral for futures	198,002
Foreign currencies at value***	1,280,145
Receivables:
Investment securities sold	10,863,624
Dividends and interest	947,491
Unrealized appreciation on forward foreign currency contracts	774,022
Prepaid expenses	3,559

Total assets	217,452,765

LIABILITIES:
Payable for investment securities purchased	10,934,492
Payable for shares of the fund repurchased	263,558
Payable for variation margin	35,893
Unrealized depreciation on forward foreign currency contracts	140,905
Payable to affiliates	21,932
Payable for trustee fees	4,293
Other accrued expenses and liabilities	137,059
Written options****	1,368,749

Total liabilities	12,906,881

NET ASSETS (equivalent to $11.29 per share on 18,124,217 shares outstanding)	$204,545,884

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$310,919,325
Undistributed net investment income	2,461,040
Accumulated net realized loss on investments, foreign currency related transactions, futures, and written options	(43,076,207)
Net unrealized depreciation or investments foreign currency related transactions, futures, and written options	(65,758,274)

NET ASSETS	$204,545,884

* Cost of investments in securities	$272,957,248
** Cost of short-term investments in affiliates	$1,370,000
*** Cost of foreign currencies	$1,288,148
**** Premiums received on written options	$6,359,147

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended February 28, 2009

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,220,945
Interest	83,463

Total investment income	8,304,408

EXPENSES:
Investment management fees	2,081,374
Transfer agent fees	20,280
Administrative service fees	277,517
Shareholder reporting expense	96,703
Professional fees	40,281
Custody and accounting expense	149,055
Trustee fees	7,887
Miscellaneous expense	69,165

Total expenses	2,742,262
Waived and reimbursed fees	(3,041)

Net expenses	2,739,221

Net investment income	5,565,187

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(99,702,076)
Foreign currency related transactions	12,590,680
Futures	(2,744,593)
Written options	55,520,901

Net realized loss on investments, foreign currency related transactions, futures, and written options	(34,335,088)

Net change in unrealized appreciation or depreciation on:
Investments	(62,797,940)
Foreign currency related transactions	3,471,772
Futures	(62,415)
Written options	3,439,470

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	(55,949,113)

Net realized and unrealized loss on investments, foreign currency related transactions, futures, and written options	(90,284,201)

Decrease in net assets resulting from operations	$(84,719,014)

* Foreign taxes withheld	$453,461
(1) Dividends from affiliates	79,929

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2009	2008

FROM OPERATIONS:
Net investment income	$5,565,187	$5,502,682
Net realized gain (loss) on investments, foreign currency related transactions, futures, and written options	(34,335,088)	29,242,549
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	(55,949,113)	(42,771,172)

Decrease in net assets resulting from operations	(84,719,014)	(8,025,941)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(13,517,200)	—
Net realized gains	—	(43,759,562)
Return of capital	(20,392,899)	(10,365,747)

Total distributions	(33,910,099)	(54,125,309)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	993,717
Cost of shares repurchased, net of commissions	(1,100,260)	—

Net increase (decrease) in net assets resulting from capital share transactions	(1,100,260)	993,717

Net decrease in net assets	(119,729,373)	(61,157,533)

NET ASSETS:
Beginning of year	324,275,257	385,432,790

End of year	$204,545,884	$324,275,257

Undistributed net investment income (distributions in excess of net investment income) at end of year	$2,461,040	$(2,997,221)

See Accompanying Notes to Financial Statements

ING Global Advantage and Premium Opportunity Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Year	Year	Year	October 31,
		Ended	Ended	Ended	2005(1) to
		February 28,	February 29,	February 28,	February 28,
		2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$	17.79	21.19	20.24	19.06 (2)
Income (loss) from investment operations:
Net investment income	$	0.31 *	0.30 *	0.26	0.06 *
Net realized and unrealized gain (loss) on investments	$	(4.95)	(0.73)	2.55	1.28
Total from investment operations	$	(4.64)	(0.43)	2.81	1.34
Less distributions from:
Net investment income	$	0.74	—	0.04	0.16
Net realized gains on investments	$	—	2.40	1.54	—
Return of capital	$	1.12	0.57	0.28	—
Total distributions	$	1.86	2.97	1.86	0.16
Net asset value, end of period	$	11.29	17.79	21.19	20.24
Market value, end of period	$	10.42	16.73	21.11	18.61
Total investment return at net asset value(3)%		(26.96)	(2.40)	14.81	7.08
Total investment return at market value(4)%		(28.32)	(7.87)	24.40	(6.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	204,546	324,275	385,433	365,374
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%		0.99	0.97	0.95	1.06
Net expenses after expense waiver(5)(6)%		0.99 **	0.97 **	0.95	1.00
Net investment income after expense waiver(5)(6)%		2.01 **	1.45 **	1.29	0.86
Portfolio turnover rate	%	178	194	132	41

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009

NOTE 1 — ORGANIZATION

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable and market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid quarterly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The Fund intends to make regular quarterly distributions based on the past and projected performance of the Fund. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

I.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

monthly, based on an annual rate of 0.75% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2009, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING IM. Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the year ended February 28, 2009, the Fund waived $3,041 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses (and acquired fund fees and expenses) to 1.00% of average daily net assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of February 28, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$5,163	$16,769	$21,932

The ING Funds have adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as an Independent Trustee shall be entitled to a retirement payment (“Retirement Benefit”) if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended February 28, 2009, excluding short-term securities, were $528,598,868 and $491,787,532, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the year ended February 28, 2009 were as follows:

	Number of
	Contracts	Premium

Balance at 02/29/08	341,900	$6,417,152
Options Written	4,011,853	80,254,699
Options Expired	(2,515,016)	(51,188,483)
Options Terminated in Closing Purchase Transactions	(1,506,425)	(29,124,221)

Balance at 02/28/09	332,312	$6,359,147

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Derivatives Risk. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Year	Year
	Ended	Ended
	February 28,	February 29,
	2009	2008

Number of Shares
Reinvestment of distributions	—	46,154
Shares repurchased	(107,019)	—

Net increase (decrease) in shares outstanding	(107,019)	46,154

$
Reinvestment of distributions	$—	$993,717
Shares repurchased, net of commissions	(1,100,260)	—

Net increase (decrease)	$(1,100,260)	$993,717

Share Repurchase Program

Effective December 2008, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending December 31, 2009, up to 10% of its stock, in open-market transactions. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their net asset value (“NAV”) per share, in an attempt to reduce or eliminate the discount or to increase the NAV per share of the applicable remaining shares of the Fund.

For the year ended February 28, 2009, the Fund repurchased 107,019 shares, representing approximately 0.6% of the Fund’s outstanding shares for a net purchase price of $1,100,260 (including commissions of $3,211). Shares were repurchased at a weighted-average discount from NAV per share of

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 8 — CAPITAL SHARES (continued)

11.95% and a weighted-average price per share of $10.25. Any future purchases will be reported in the next shareholder report.

NOTE 9 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. During the fiscal year ended February 28, 2009 and at February 28, 2009, the Fund did not have any securities on loan.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2008:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gains / (Losses)

$13,410,274	$(13,410,274)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2009. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends were as follows:

Tax Year Ended		Tax Year Ended
December 31, 2008		December 31, 2007
Ordinary	Return	Ordinary	Long-Term	Return
Income	of Capital	Income	Capital Gains	of Capital
$13,517,200	$20,392,899	$15,304,359	$28,497,101	$10,323,849

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2008 were:

Unrealized	Post-October	Post-October
Appreciation/	Capital Loss	Currency Loss	Capital Loss	Expiration
(Depreciation)	Deferred	Deferred	Carryforwards	Date

$(57,703,394)	$(10,341,807)	$(3,184,169)	$(6,718,788)	2016

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2005.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009 management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in previous SEC filings, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 — SUBSEQUENT EVENTS

Dividends:  Subsequent to February 28, 2009, the Fund made distributions of:

Per Share
Amount	Declaration Date	Payable Date	Record Date
$0.465	3/20/2009	4/15/2009	4/3/2009

A portion of the quarterly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

19

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2009

Shares			Value

COMMON STOCK: 96.3%

		Australia: 2.4%
8,911		AGL Energy Ltd.	$74,796
8,268		ASX Ltd.	137,788
39,271		Australia & New Zealand Banking Group Ltd.	328,936
45,744		AXA Asia Pacific Holdings Ltd.	88,505
19,160		Bendigo Bank Ltd.	77,829
47,063		BHP Billiton Ltd.	847,446
13,582		Billabong International Ltd.	60,521
27,656		Brambles Ltd.	80,808
29,843		Caltex Australia Ltd.	177,781
1,403		Cochlear Ltd.	47,470
15,006		Commonwealth Bank of Australia	282,961
13,618		Computershare Ltd.	60,640
9,423		CSL Ltd.	217,921
53,704		Goodman Fielder Ltd.	39,347
88,103		Incitec Pivot Ltd.	120,024
24,807		Insurance Australia Group	53,775
35,734		Lion Nathan Ltd.	193,554
114,596		Macquarie Airports Management Ltd.	111,209
9,957		Macquarie Group Ltd.	105,163
18,600		Metcash Ltd.	49,410
17,454		National Australia Bank Ltd.	196,054
4,858		Newcrest Mining Ltd.	95,525
12,925		Nufarm Ltd.	82,961
4,657		Origin Energy Ltd.	40,201
146,892		Qantas Airways Ltd.	145,087
19,550		QBE Insurance Group Ltd.	234,808
1,600		Rio Tinto Ltd.	47,077
133,611		Telstra Corp., Ltd.	301,115
29,037		Westpac Banking Corp.	309,655
6,309		Woodside Petroleum Ltd.	143,589
4,176		Woolworths Ltd.	69,391

			4,821,347

		Austria: 0.3%
19,150		OMV AG	498,868
1,909		Raiffeisen International Bank Holding AG	35,567
11,202		Voestalpine AG	171,680

			706,115

		Barbados: 0.2%
42,302	@	Nabors Industries Ltd.	410,752

			410,752

		Belgium: 0.5%
24,793	@	Anheuser-Busch InBev NV	677,493
24,304	@	Anheuser-Busch InBev — ST VVPR	154
225		Colruyt SA	51,009
7,900	@,X	Fortis — STRIP VVPR	10
2,391		Groupe Bruxelles Lambert SA	152,891
1,259		KBC Groep NV	13,068
831		Mobistar SA	51,161
1,019		Nationale A Portefeuille	42,207

			987,993

		Bermuda: 0.1%
5,419		Covidien Ltd.	171,620

			171,620

		Denmark: 0.6%
9		AP Moller — Maersk A/S — Class B	42,220
3,773		Danske Bank A/S	23,692
15,138		Novo-Nordisk A/S	737,121
12,212	@	Vestas Wind Systems A/S	531,758

			1,334,791

		Finland: 0.5%
82,914		Nokia OYJ	776,935
9,755		OKO Bank	68,982
2,359		Rautaruukki OYJ	39,145
2,667		Sampo OYJ	35,077
7,435		Stora Enso OYJ (Euro Denominated Security)	30,936

			951,075

		France: 4.3%
15,190		AXA SA	138,461
13,661		BNP Paribas	442,414
14,855		Bouygues SA	422,592
1,278		Bureau Veritas SA	46,289
20,188		Carrefour SA	674,842
3,017		Christian Dior SA	149,976
19,300	@	Compagnie Generale de Geophysique SA	209,886
9,069		Compagnie Generale des Etablissements Michelin	292,443
12,802		Credit Agricole SA	123,975
12,546		Electricite de France	486,207
3,375		Eurazeo	78,646
24,165		France Telecom SA	540,032
3,531		Gaz de France	111,508
922		Hermes International	77,857
2,929		Iliad SA	231,327
9,195		Lafarge SA	393,974
4,242		Pernod-Ricard SA	230,980
25,616		Peugeot SA	435,892
17,353		Sanofi-Aventis	891,892
9,835		Schneider Electric SA	587,097
3,863		Societe BIC SA	188,276
3,909		Societe Generale	121,170
1,329		Technip SA	43,015
19,845		Total SA	932,348
432		Vallourec	33,624
5,095		Veolia Environnement	109,424
4,034		Vinci SA	129,329
27,949		Vivendi	664,484

			8,787,960

		Germany: 3.3%
1,611		Adidas AG	46,313
7,118		Allianz AG	477,813
15,826		BASF AG	439,008
16,940		Bayer AG	814,891
10,808		Deutsche Bank AG	278,072
898		Deutsche Boerse AG	41,078
36,257		Deutsche Lufthansa AG	396,771
10,121		Deutsche Post AG	96,820
74,284		Deutsche Telekom AG	898,304
40,093		E.ON AG	1,030,989
3,271		Fresenius Medical Care AG & Co. KGaA	132,997
3,386		Muenchener Rueckversicherungs AG	412,608
297		Puma AG Rudolf Dassler Sport	44,392
2,243	@	Q-Cells AG	36,648
8,595		RWE AG	546,672
11,780		SAP AG	378,428
4,146		Siemens AG	209,436
9,541		ThyssenKrupp AG	168,469
824		Volkswagen AG	196,350
668		Wacker Chemie AG	41,589

			6,687,648

		Greece: 0.1%
3,867		Alpha Bank AE	20,392
12,445		National Bank of Greece SA	152,132
5,836		Piraeus Bank SA	28,297

			200,821

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2009 (continued)

Shares			Value

		Hong Kong: 0.9%
7,000		Cheung Kong Holdings Ltd.	$56,708
9,400		Esprit Holdings Ltd.	50,623
46,000		Hang Lung Group Ltd.	122,377
75,000		Hang Lung Properties Ltd.	142,069
18,400		Hang Seng Bank Ltd.	203,541
176,425		Hong Kong & China Gas	266,058
6,000		Hong Kong Aircraft Engineering Co., Ltd.	53,620
5,500		Hong Kong Exchanges and Clearing Ltd.	43,499
19,000		HongKong Electric Holdings	117,145
39,244		Hopewell Holdings	109,870
38,000		Hutchison Whampoa Ltd.	198,290
118,000		PCCW Ltd.	54,653
119,954		Shangri-La Asia Ltd.	127,834
31,000		Sun Hung Kai Properties Ltd.	240,442

			1,786,729

		Italy: 1.8%
9,639		Assicurazioni Generali S.p.A.	144,902
16,261		Banche Popolari Unite Scpa	153,764
25,680		Banco Popolare Scarl	97,926
131,455		Enel S.p.A.	653,359
13,918		ENI S.p.A.	277,798
52,427		Fiat S.p.A	234,478
19,924		Finmeccanica S.p.A.	253,899
2,778		Fondiaria-Sai S.p.A.	32,228
135,123		Intesa Sanpaolo S.p.A.	328,879
10,765		Lottomatica S.p.A.	172,592
291,036		Parmalat S.p.A.	536,996
28,918		Saipem S.p.A.	446,774
209,104		UniCredito Italiano S.p.A.	264,840

			3,598,435

		Japan: 10.3%
3,593		Acom Co., Ltd.	87,902
7,500		Aeon Mall Co., Ltd.	79,328
7,600		Astellas Pharma, Inc.	252,194
16,000		Bank of Yokohama Ltd.	67,762
1,100		Benesse Corp.	43,778
43,500		Bridgestone Corp.	592,459
76,200		Brother Industries Ltd.	507,938
3,800		Canon Sales Co., Inc.	52,686
8,285		Chubu Electric Power Co., Inc.	204,266
21,700		Chugai Pharmaceutical Co., Ltd.	368,872
13,100		Citizen Watch Co., Ltd.	46,104
2,700		Coca-Cola West Holdings Co., Ltd.	42,942
6,133		Credit Saison Co., Ltd.	39,903
8,000		Dai Nippon Printing Co., Ltd.	67,605
38,592		Daihatsu Motor Co., Ltd.	292,597
3,275		Daito Trust Construction Co., Ltd.	103,134
6,000		Daiwa House Industry Co., Ltd.	39,363
12,300		East Japan Railway Co.	736,619
2,600		Fast Retailing Co., Ltd.	261,170
2,200		Fuji Photo Film Co., Ltd.	40,904
990		Hakuhodo DY Holdings, Inc.	42,890
5,400		Hitachi High-Technologies Corp.	66,265
62,865		Hokugin Financial Group, Inc.	97,493
2,700		Honda Motor Co., Ltd.	64,565
45		Inpex Holdings, Inc.	304,437
107,000		Itochu Corp.	479,780
5,000		Iyo Bank Ltd.	52,444
24,000		Japan Steel Works Ltd.	215,593
3,000		JGC Corp.	34,191
6,200		JSR Corp.	72,771
10,000		Kansai Paint Co., Ltd.	51,525
26,000		Kao Corp.	494,109
122		KDDI Corp.	639,119
19,000		Keisei Electric Railway Co., Ltd.	88,188
5,000		Kinden Corp.	35,172
22,400		Konami Corp.	316,189
62,743		Konica Minolta Holdings, Inc.	478,322
6,000		Kuraray Co., Ltd.	44,135
13,500		Leopalace21 Corp.	74,995
9,900		Makita Corp.	194,610
9,000		Mitsubishi Estate Co., Ltd.	90,693
39,000	@	Mitsubishi Motors Corp.	45,267
130,000		Mitsubishi UFJ Financial Group, Inc.	587,291
67,000		Mitsui & Co., Ltd.	617,169
18,000		Mitsui Fudosan Co., Ltd.	180,827
1,800		Mitsui Sumitomo Insurance Group Holdings, Inc.	42,565
170,000		Mizuho Financial Group, Inc.	320,414
35,686		NGK Insulators Ltd.	469,380
5,000		Nikon Corp.	46,874
25,000		Nippon Electric Glass Co., Ltd.	162,200
139,000		Nippon Express Co., Ltd.	399,797
223,865		Nippon Steel Corp.	587,655
4,500		Nippon Telegraph & Telephone Corp.	192,418
49,163		Nishi-Nippon City Bank Ltd.	99,832
2,814		Nitto Denko Corp.	50,723
8,400		Nomura Holdings, Inc.	34,707
14		NTT Data Corp.	34,692
151,000		Osaka Gas Co., Ltd.	539,901
8,100		Otsuka Corp.	283,961
5,877		Promise Co., Ltd.	78,498
2,800		Secom Co., Ltd.	96,093
15,400		Seven & I Holdings Co., Ltd.	341,292
39		Seven Bank Ltd.	107,014
21,000		Shimadzu Corp.	131,197
15,582		Shin-Etsu Chemical Co., Ltd.	693,736
21,000		Shiseido Co., Ltd.	309,261
18,000		Shizuoka Bank Ltd.	157,942
10,200		Softbank Corp.	123,425
33,502		Sony Corp.	561,009
68,242		Sumitomo Electric Industries Ltd.	530,281
6,500		Sumitomo Mitsui Financial Group, Inc.	206,058
54,400		Sumitomo Rubber Industries, Inc.	343,483
40,000		Sumitomo Trust & Banking Co., Ltd.	132,111
15,000		Suruga Bank Ltd.	115,680
5,750		T&D Holdings, Inc.	128,691
21,949		Takeda Pharmaceutical Co., Ltd.	886,516
74,000		Toho Gas Co., Ltd.	381,226
5,489		Tokio Marine Holdings, Inc.	124,660
1,600		Tokyo Electric Power Co., Inc.	45,168
144,000		Tokyo Gas Co., Ltd.	576,856
4,100		Tokyo Steel Manufacturing Co., Ltd.	40,309
35,000		Toyota Motor Corp.	1,121,038
5,200		Toyota Tsusho Corp.	41,996
5,850		USS Co., Ltd.	235,998
1,779		Yahoo! Japan Corp.	508,886
12,000		Yamaguchi Financial Group, Inc.	104,659
5,400		Yamaha Corp.	41,598
9,071		Yamato Kogyo Co., Ltd.	184,019
34,000		Yaskawa Electric Corp.	132,241

			21,041,626

		Luxembourg: 0.3%
28,744		ArcelorMittal	550,929

			550,929

		Mauritius: 0.1%
1,611,522		Golden Agri-Resources Ltd.	290,711

			290,711

		Netherlands: 2.2%
2,733		Boskalis Westminster	51,983
17,323		Fugro NV	445,221
19,465		Heineken NV	519,729
37,035		Koninklijke Philips Electronics NV	592,161
50,107		Reed Elsevier NV	556,727
49,884		Royal Dutch Shell PLC — Class A	1,095,170

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2009 (continued)

Shares			Value

		Netherlands (continued)
53,852		Royal Dutch Shell PLC — Class B	$1,130,398
11,213		Unilever NV	214,855

			4,606,244

		New Zealand: 0.1%
51,520		Fletcher Building Ltd.	133,584

			133,584

		Norway: 0.0%
7,600		DnB NOR ASA	27,339

			27,339

		Singapore: 0.2%
84,238		CapitaLand Ltd.	105,849
9,000		DBS Group Holdings Ltd.	44,950
15,000		Jardine Cycle & Carriage Ltd.	84,468
9,000		Singapore Airlines Ltd.	58,642
21,000		Singapore Press Holdings Ltd.	36,721
6,000		United Overseas Bank Ltd.	38,233
117,000		United Overseas Land Ltd.	125,316

			494,179

		Spain: 1.8%
13,819		ACS Actividades de Construccion y Servicios SA	545,733
58,117		Banco Bilbao Vizcaya Argentaria SA	419,838
31,503		Banco De Sabadell SA	130,233
6,313		Banco de Valencia SA	54,801
25,240		Banco Popular Espanol SA	119,443
122,724		Banco Santander Central Hispano SA	749,708
1,570		Fomento de Construcciones y Contratas SA	40,204
2,766		Gas Natural SDG SA	49,585
4,406		Gestevision Telecinco SA	31,301
4,881		Repsol YPF SA	74,551
80,247		Telefonica SA	1,476,873

			3,692,270

		Sweden: 0.3%
9,264		Electrolux AB	63,029
27,836		Nordea Bank AB	138,787
43,922		Telefonaktiebolaget LM Ericsson	355,754
30,291		TeliaSonera AB	120,972

			678,542

		Switzerland: 2.8%
3,211	@	Actelion Ltd. — Reg	151,853
17,772		Credit Suisse Group	432,498
5,531		EFG International	38,381
806		Geberit AG — Reg	72,197
11,899		Holcim Ltd.	394,192
6		Lindt & Spruengli AG	111,519
36,920		Nestle SA	1,206,932
23,197		Novartis AG	846,303
1,925		Pargesa Holding SA	100,759
5,598		Roche Holding AG	635,471
2,325	@	Swiss Life Holding	113,401
10,598		Swiss Reinsurance	130,473
3,484		Synthes, Inc.	404,302
30,890	@	UBS AG — Reg	289,253
49,400		Xstrata PLC	486,672
2,223		Zurich Financial Services AG	314,816

			5,729,022

		United Kingdom: 7.2%
3,723		3i Group PLC	10,595
9,660		Admiral Group PLC	117,501
6,895		Amec PLC	53,260
2,738		Anglo American PLC	38,622
31,858		AstraZeneca PLC	1,010,271
32,992		Aviva PLC	135,547
60,567		BAE Systems PLC	319,761
172,892		Barclays PLC	226,813
3,538	@	Berkeley Group Holdings PLC	43,744
29,744		BG Group PLC	425,172
40,478		BHP Billiton PLC	630,844
224,610		BP PLC	1,430,943
23,805		British Airways PLC	46,208
7,809		British American Tobacco PLC	199,601
105,879		BT Group PLC	135,270
15,271		Burberry Group PLC	55,719
233,196		Cable & Wireless PLC	456,359
3,986	@	Cairn Energy PLC	110,773
55,375		Capita Group PLC	522,540
61,822		Carphone Warehouse Group	92,784
140,101		Centrica PLC	538,780
19,513		Compass Group PLC	85,730
75,803		Daily Mail & General Trust	268,844
69,726		Diageo PLC	804,029
8,029		Experian Group Ltd.	47,452
44,850		GKN PLC	48,343
49,750		GlaxoSmithKline PLC	754,550
3,489		Home Retail Group	10,517
150,704		HSBC Holdings PLC	1,048,164
14,077		Imperial Tobacco Group PLC	337,031
124,805		International Power PLC	422,019
12,152		Investec PLC	35,211
111,032		J Sainsbury PLC	497,066
15,086		Ladbrokes PLC	37,248
189,981		Legal & General Group PLC	108,384
112,983		Lloyds TSB Group PLC	92,747
44,453		Man Group PLC	108,123
14,398		Marks & Spencer Group PLC	53,244
177,387		Old Mutual PLC	104,242
15,115		Prudential PLC	60,242
1,163		Reckitt Benckiser PLC	44,503
8,693		Reed Elsevier PLC	64,941
7,712		Rio Tinto PLC	196,865
499,930		Royal Bank of Scotland Group PLC	162,814
24,222		Sage Group PLC	58,688
6,449		Shire PLC	76,457
2,631		Smith & Nephew PLC	18,644
29,305		Standard Chartered PLC	276,178
19,682		Standard Life PLC	48,769
122,831		Tesco PLC	582,514
20,631		Thomas Cook Group PLC	62,689
7,602		Unilever PLC	146,853
477,269		Vodafone Group PLC	845,660
117,827		WM Morrison Supermarkets PLC	432,803
13,088		Wolseley PLC	33,054
36,587		WPP PLC	189,817

			14,765,542

		United States: 56.0%
18,576		Abbott Laboratories	879,388
20,178	@	Adobe Systems, Inc.	336,973
71,414	@	AES Corp.	449,908
15,018	S	Aetna, Inc.	358,480
6,207	@,S	Affiliated Computer Services, Inc.	289,432
34,878		Aflac, Inc.	584,555
75,136	S	Altria Group, Inc.	1,160,100
4,131	@	Amazon.com, Inc.	267,647
9,374		AmerisourceBergen Corp.	297,718
16,111	@,S	Amgen, Inc.	788,311
3,558		Anadarko Petroleum Corp.	124,352
11,707		AON Corp.	447,676
2,104	S	Apache Corp.	124,325
5,563	@,S	Apollo Group, Inc. — Class A	403,318
19,503	@	Apple, Inc.	1,741,813
23,613		Archer-Daniels-Midland Co.	629,523
85,000		AT&T, Inc.	2,020,450
2,276	@,S	Autodesk, Inc.	28,882
10,300		Automatic Data Processing, Inc.	351,745
1,760	@	Autozone, Inc.	250,325

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2009 (continued)

Shares			Value

		United States (continued)
318		Avery Dennison Corp.	$6,408
17		Baker Hughes, Inc.	498
4,239		Ball Corp.	170,789
66,140		Bank of America Corp.	261,253
23,346		Bank of New York Mellon Corp.	517,581
24,100		BB&T Corp.	388,733
3,263		Becton Dickinson & Co.	201,947
3,252	S	Bemis Co.	60,390
13,450	@	Big Lots, Inc.	208,610
7,771	@	Biogen Idec, Inc.	357,777
35,768		BJ Services Co.	345,877
1,339		Black & Decker Corp.	31,694
35,471		Bristol-Myers Squibb Co.	653,021
28,392		CA, Inc.	481,244
21,511	@	Cameron International Corp.	414,732
31,856		CenterPoint Energy, Inc.	328,754
1,690	S	CF Industries Holdings, Inc.	108,718
14,219		Charles Schwab Corp.	180,723
49,846	S	Chevron Corp.	3,026,151
3,452		Chubb Corp.	134,766
2,907	@	Ciena Corp.	15,611
17,325		Cigna Corp.	273,042
1,735		Cincinnati Financial Corp.	35,637
137,792	@	Cisco Systems, Inc.	2,007,629
1,493		CME Group, Inc.	272,323
36,886		CMS Energy Corp.	407,959
9,572		Coca-Cola Co.	391,016
4,031	S	Coca-Cola Enterprises, Inc.	46,276
71,381		Comcast Corp. — Class A	932,236
8,626	@	Computer Sciences Corp.	299,667
39,300	@,S	Compuware Corp.	232,263
37,573		ConAgra Foods, Inc.	566,601
28,016	S	ConocoPhillips	1,046,398
11,800		Consolidated Edison, Inc.	427,278
15,704	@,S	Constellation Brands, Inc.	204,937
299		Constellation Energy Group, Inc.	5,908
151		Corning, Inc.	1,593
5,900		Costco Wholesale Corp.	249,806
3,762		CR Bard, Inc.	301,938
13,700		CSX Corp.	338,116
8,100		Cummins, Inc.	168,480
39,100		CVS Caremark Corp.	1,006,434
1,440	@	DaVita, Inc.	67,565
59,241	@	Dell, Inc.	505,326
29,600	@	DIRECTV Group, Inc.	590,224
15,065		Discover Financial Services	86,322
31,350		Dover Corp.	781,869
3,067		DTE Energy Co.	82,104
42,716	@,S	eBay, Inc.	464,323
19,750		Edison International	537,595
35,824		Eli Lilly & Co.	1,052,509
2,500		Embarq Corp.	87,425
49,450	@	EMC Corp.	519,225
1,663		Entergy Corp.	112,070
13,449		Equifax, Inc.	289,154
19,000		Exelon Corp.	897,180
9,300	@	Express Scripts, Inc.	467,790
105,762	S	ExxonMobil Corp.	7,181,240
12,206		Family Dollar Stores, Inc.	334,933
693		Federated Investors, Inc.	13,070
5,894		FedEx Corp.	254,680
20,534		Fidelity National Information Services, Inc.	359,345
10,100		FirstEnergy Corp.	429,856
18,250	@	Fiserv, Inc.	595,315
8,900		Flowserve Corp.	449,183
14,597		Fluor Corp.	485,350
21,711	@	Forest Laboratories, Inc.	465,484
5,706		FPL Group, Inc.	258,653
68	S	Freeport-McMoRan Copper & Gold, Inc.	2,069
10,884	@	GameStop Corp.	292,997
43,570		Gap, Inc.	470,120
23,384		General Dynamics Corp.	1,024,687
275,756		General Electric Co.	2,346,684
10,501	@	Gilead Sciences, Inc.	470,445
3,848		Goldman Sachs Group, Inc.	350,476
9,797		Goodrich Corp.	324,673
4,019	@	Google, Inc. — Class A	1,358,382
18,058		H&R Block, Inc.	344,908
6,933		Harris Corp.	258,462
10,693		Hasbro, Inc.	244,763
3,388		Hess Corp.	185,290
78,694		Hewlett-Packard Co.	2,284,487
5,600		HJ Heinz Co.	182,952
17,548		Home Depot, Inc.	366,578
9,900		Honeywell International, Inc.	265,617
61,481		Hudson City Bancorp., Inc.	637,558
4,386	@	Humana, Inc.	103,817
28,650		IMS Health, Inc.	358,698
51,903		Intel Corp.	661,244
34,309		International Business Machines Corp.	3,157,457
6,317		International Flavors & Fragrances, Inc.	166,200
61,968		International Paper Co.	352,598
72,100	@	Interpublic Group of Cos., Inc.	274,701
16,791		ITT Corp.	627,144
324		Jabil Circuit, Inc.	1,341
13,300	@	Jacobs Engineering Group, Inc.	448,742
7,105	@	JDS Uniphase Corp.	19,610
35,616		Johnson & Johnson	1,780,800
61,970		JPMorgan Chase & Co.	1,416,015
1,220	@	Juniper Networks, Inc.	17,336
10,245		Kimberly-Clark Corp.	482,642
10,200	@	Kohl’s Corp.	358,428
2,999		Kraft Foods, Inc.	68,317
6,369		Kroger Co.	131,647
5,107	@,S	Laboratory Corp. of America Holdings	280,936
14,423	@	Lexmark International, Inc.	247,210
11,484	@	Life Technologies Corp.	334,759
38,500		Limited Brands, Inc.	296,065
4,727		Lockheed Martin Corp.	298,321
15,486		Loews Corp.	307,397
8,796		Marathon Oil Corp.	204,683
21,395		McDonald’s Corp.	1,117,889
15,370		McKesson Corp.	630,477
4,828	@	Medco Health Solutions, Inc.	195,920
18,362		Medtronic, Inc.	543,332
53,562		Merck & Co., Inc.	1,296,200
17,555		Metlife, Inc.	324,065
128,777		Microsoft Corp.	2,079,749
2,309		Molson Coors Brewing Co.	81,346
5,564		Monsanto Co.	424,366
13,507		Morgan Stanley	263,927
11,081		Murphy Oil Corp.	463,297
2,117	@	Mylan Laboratories	26,314
16,300	@	Nasdaq Stock Market, Inc.	340,670
23,057	@	National Oilwell Varco, Inc.	616,314
595		NiSource, Inc.	5,206
15,521		Noble Corp.	381,661
5,462		Norfolk Southern Corp.	173,255
10,750		Northern Trust Corp.	597,163
19,750		Northrop Grumman Corp.	737,860
4,102		Nucor Corp.	138,032
1,173		NYSE Euronext	19,800
7,233		Occidental Petroleum Corp.	375,176
33,310		Omnicom Group	800,439
59,052	@	Oracle Corp.	917,668
17,800	@	Pactiv Corp.	281,774
22,200		Pepsi Bottling Group, Inc.	410,700
7,242		PepsiCo, Inc.	348,630
15,019	S	PerkinElmer, Inc.	193,445
130,900		Pfizer, Inc.	1,611,379
26,414		Philip Morris International, Inc.	884,077
31,750		Pitney Bowes, Inc.	612,458

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2009 (continued)

Shares			Value

		United States (continued)
8,478		PNC Financial Services Group, Inc.	$231,789
935		Polo Ralph Lauren Corp.	32,229
21,650		PPG Industries, Inc.	672,449
9,562		Precision Castparts Corp.	530,022
13		Principal Financial Group, Inc.	104
65,450		Procter & Gamble Co.	3,152,716
20,400		Public Service Enterprise Group, Inc.	556,716
17,850	@	QLogic Corp.	164,577
14,221		Qualcomm, Inc.	475,408
5,061		RadioShack Corp.	37,097
19,400		Raytheon Co.	775,418
23,609		Reynolds American, Inc.	792,790
722		Rohm & Haas Co.	37,595
30,819	S	RR Donnelley & Sons Co.	240,080
9,550		Ryder System, Inc.	218,313
15,293		Safeway, Inc.	282,921
41,365		Sara Lee Corp.	318,924
27,150		Schering-Plough Corp.	472,139
13,530		Schlumberger Ltd.	514,952
14,039		Sealed Air Corp.	156,675
4,078	@	Sears Holding Corp.	149,907
8,476		Sempra Energy	352,347
9		Sherwin-Williams Co.	414
7,841		Smith International, Inc.	168,425
7,447	@	Southwestern Energy Co.	214,250
7,930	@	Sprint Nextel Corp.	26,090
45,099		Staples, Inc.	719,329
7,586	@	Starbucks Corp.	69,412
17,848		State Street Corp.	451,019
10,211		Sunoco, Inc.	341,558
11,068		Supervalu, Inc.	172,771
32,750	@	Symantec Corp.	452,933
7,857		Target Corp.	222,432
11,147	@	Teradata Corp.	172,333
14,271		Tesoro Corp.	210,640
6,800	@	Thermo Electron Corp.	246,568
66,594	S	Time Warner, Inc.	508,112
33,140		TJX Cos., Inc.	738,028
5,603		Torchmark Corp.	115,422
21,387		Travelers Cos., Inc.	773,140
6,930		Union Pacific Corp.	260,014
9,150		United States Steel Corp.	179,981
28,633		United Technologies Corp.	1,169,085
32,395		UnitedHealth Group, Inc.	636,562
20,698		UnumProvident Corp.	210,706
5,699		US Bancorp.	81,553
25,983		Valero Energy Corp.	503,551
8,023	@	Varian Medical Systems, Inc.	244,782
57,655		Verizon Communications, Inc.	1,644,897
11,400		Walgreen Co.	272,004
54,367		Wal-Mart Stores, Inc.	2,677,031
14,139		Walt Disney Co.	237,111
5,993	@	Waters Corp.	211,073
8,813	@	Watson Pharmaceuticals, Inc.	249,144
60,571		Wells Fargo & Co.	732,909
45,125		Western Union Co.	503,595
1,156		Williams Cos., Inc.	13,063
52,000		Windstream Corp.	387,920
25,412		Wyeth	1,037,318
69,059		Xerox Corp.	357,726
14,312		Xilinx, Inc.	253,036
1,434	@	Yahoo!, Inc.	18,972
5,667		Yum! Brands, Inc.	148,929

			114,512,376

		Total Common Stock (Cost $267,219,860)	196,967,650

REAL ESTATE INVESTMENT TRUSTS: 0.9%

		Australia: 0.2%
108,945		CFS Retail Property Trust	116,627
37,274		Westfield Group	249,958

			366,585

		France: 0.1%
1,808		Unibail	226,975

			226,975

		Japan: 0.2%
20		Japan Prime Realty Investment Corp.	31,863
26		Japan Retail Fund Investment Corp.	84,160
16		Nippon Building Fund, Inc.	129,405
9		Nomura Real Estate Office Fund, Inc.	45,431

			290,859

		Singapore: 0.0%
79,550	@	Ascendas Real Estate Investment Trust	63,716

			63,716

		United States: 0.4%
1,122	S	Equity Residential	19,747
9,520		HCP, Inc.	173,930
5,372		Plum Creek Timber Co., Inc.	140,908
2,700		Public Storage, Inc.	149,796
10,636		Simon Property Group, Inc.	352,052

			836,433

		Total Real Estate Investment Trusts (Cost $2,201,896)	1,784,568

EXCHANGE-TRADED FUNDS: 1.3%

		Developed Markets: 1.3%
75,000		iShares MSCI EAFE Index Fund	2,601,000

		Total Exchange-Traded Funds (Cost $2,926,650)	2,601,000

PREFERRED STOCK: 0.1%

		Germany: 0.1%
8,383		Porsche AG	341,729

		Total Preferred Stock (Cost $608,842)	341,729

RIGHTS: 0.0%

		Belgium: 0.0%
4,167	@	Fortis	—

		Singapore: 0.0%
42,119	@	Capitaland Ltd.	16,600

			16,600

		Total Rights (Cost $—)	16,600

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2009 (continued)

Shares				Value

		Total Long-Term Investments (Cost $272,957,248)		$201,711,547

SHORT-TERM INVESTMENTS: 0.7%

		Affiliated Mutual Fund: 0.7%
1,370,000	S	ING Institutional Prime Money Market Fund — Class I		1,370,000

		Total Short-Term Investments (Cost $1,370,000)		1,370,000

	Total Investments in Securities
		(Cost $274,327,248)*	99.3%	$203,081,547
		Other Assets and Liabilities - Net	0.7	1,464,337

		Net Assets	100.0%	$204,545,884

@	Non-income producing security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $290,458,739.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,938,356
Gross Unrealized Depreciation	(89,315,548)

Net Unrealized Depreciation	$(87,377,192)

Percentage of
Industry	Net Assets

Advertising	0.6%
Aerospace/Defense	2.4
Agriculture	2.1
Airlines	0.3
Apartments	0.0
Apparel	0.3
Auto Manufacturers	1.3
Auto Parts & Equipment	0.9
Banks	7.4
Beverages	1.9
Biotechnology	1.1
Building Materials	0.5
Chemicals	1.8
Commercial Services	1.8
Computers	4.7
Cosmetics/Personal Care	1.9
Distribution/Wholesale	0.7
Diversified	0.1
Diversified Financial Services	0.7
Electric	3.8
Electrical Components & Equipment	0.8
Electronics	1.0
Energy — Alternate Sources	0.0
Engineering & Construction	1.2
Entertainment	0.1
Food	3.1
Food Service	0.0
Forest Products & Paper	0.3
Gas	1.5
Hand/Machine Tools	0.1
Health Care	0.1
Healthcare — Products	1.9
Healthcare — Services	0.9
Holding Companies — Diversified	0.2
Home Builders	0.0
Home Furnishings	0.3
Household Products/Wares	0.4
Insurance	2.9
Internet	1.6
Investment Companies	0.1
Iron/Steel	1.0
Leisure Time	0.1
Lodging	0.1
Machinery — Diversified	0.4
Media	2.0
Metal Fabricate/Hardware	0.3
Mining	1.1
Miscellaneous Manufacturing	2.3
Office Property	0.1
Office/Business Equipment	0.5
Oil & Gas	10.5
Oil & Gas Services	1.6
Packaging & Containers	0.3
Pharmaceuticals	7.5
Pipelines	0.0
Real Estate	0.7
Regional Malls	0.2
Retail	5.4
Savings & Loans	0.3
Semiconductors	0.5
Shopping Centers	0.2
Software	3.0
Storage	0.1
Telecommunications	6.8
Textiles	0.0
Toys/Games/Hobbies	0.1
Transportation	1.3
Venture Capital	0.0
Water	0.1
Other Long-Term Investments	1.3
Short-Term Investments	0.7
Other Assets and Liabilities — Net	0.7

Net Assets	100.0%

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2009 (continued)

The following table summarizes the inputs used as of February 28, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investment in	Other Financial
	Securities	Instruments*
Level 1— Quoted Prices	$120,765,238	$(111,531)
Level 2— Other Significant Observable Inputs	82,316,299	(85,672)
Level 3— Significant Unobservable Inputs	10	(649,960)

Total	$203,081,547	$(847,163)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2009 was as follows:

	Investments in	Other Financial
	Securities	Instruments*
Beginning Balance at 02/29/08	$—	$(3,054,329)
Net Purchases/(Sales)	—	(3,781,766)
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	2,686,071
Total Unrealized Appreciation/(Depreciation)	—	3,500,064
Net Transfers In/(Out) of Level 3 Ending Balance at 02/28/09	10	—

	$10	$(649,960)

*Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended February 28, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $3,131,709. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Forward foreign currency contracts outstanding at
February 28, 2009:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Australian Dollar AUD 8,500,000	SELL	3/24/09	5,456,575	$5,425,546	$31,029
Swiss Franc CHF 6,500,000	SELL	3/24/09	5,518,202	5,558,549	(40,347)
EU Euro EUR 26,100,000	SELL	3/24/09	32,982,309	33,082,867	(100,558)
British Pound GBP 12,800,000	SELL	3/24/09	18,330,240	18,322,779	7,461
Japanese Yen JPY 2,080,000,000	SELL	3/24/09	22,057,381	21,321,849	735,532

					$633,117

Open Futures Contracts Outstanding at February 28, 2009

Contract	Number of	Expiration	Unrealized
Description	Contracts	Date	Depreciation

Long Contracts
S&P 500®	5	03/19/09	$(97,888)
S&P 500®	2	06/18/09	(13,643)

			$(111,531)

Written OTC Call Options Outstanding at February 28, 2009:

# of			Expiration	Strike		Premiums
Contracts	Counterparty	Description	Date	Price/Rate		Received	Value

3,700	Morgan Stanley	Dow Jones Euro Stoxx 50	03/05/09	2,280.60	EUR	$410,009	$(113)
3,800	ABN AMRO	Dow Jones Euro Stoxx 50	03/19/09	2,141.27	EUR	456,435	(82,071)
1,900	Morgan Stanley	FTSE 100 Index	03/05/09	4,175.73	GBP	484,356	(2,717)
1,900	ABN AMRO	FTSE 100 Index	03/19/09	4,019.02	GBP	428,841	(135,396)
102,000	ABN AMRO	Nikkei 225 Index	03/05/09	7,980.60	JPY	392,438	(28,450)
108,000	Goldman Sachs	Nikkei 225 Index	03/19/09	7,341.96	JPY	405,302	(470,042)
52,728	UBS AG	S&P 500® Index	03/05/09	845.85	USD	1,761,643	—
58,284	Citigroup	S&P 500® Index	03/19/09	778.94	USD	2,020,123	(649,960)

						$6,359,147	$(1,368,749)

		Total Premiums Received:	$6,359,147
		Total Liabilities for Options Written:	$1,368,749

See Accompanying Notes to Financial Statements

26

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 28, 2009
% of Total Net Assets against which calls written	69%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$6,359,147
Value of calls	$(1,368,749)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

27

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Global Advantage and Premium Opportunity Fund	NII	$0.7414
	ROC	$1.1186

NII — Net investment income
ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

28

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Global Advantage and Premium Opportunity Fund was held June 25, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:
ING Global Advantage and Premium Opportunity Fund, Class III Trustees

To elect four Class III Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

Results:

			Shares voted
		Shares	against or	Shares	Total
	Proposal 1*	voted for	withheld	abstained	Shares Voted

Class III Trustees	J. Michael Earley	16,213,639.234	175,880.000	—	16,389,519.234
	Patrick W. Kenny	16,205,696.234	183,823.000	—	16,389,519.234
	Shaun P. Mathews	16,209,066.234	180,453.000	—	16,389,519.234
	Roger B. Vincent	16,208,122.234	181,397.000	—	16,389,519.234

*	Proposal 1 Passed

29

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds in
				Fund	Other Directorships/
	Position(s)	Term of Office		Complex	Trusteeships
	held with	and Length of	Principal Occupation(s)	Overseen	held by
Name, Address and Age	Fund/Portfolio	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	October 2007— Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	159	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	July 2005 — Present	President, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — March 2006).	159	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of self—owned company, Ravengate Partners LLC (January 2000 — Present).	159	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	159	First Marblehead Corporation (September 2003— Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	July 2005 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	159	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	July 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	159	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	159	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman and Trustee	July 2005 — Present	President, Springwell Corporation (March 1989 — Present).	159	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

30

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Funds in
				Fund	Other Directorships/
	Position(s)	Term of Office		Complex	Trusteeships
	held with	and Length of	Principal Occupation(s)	Overseen	held by
Name, Address and Age	Fund/Portfolio	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee

Interested Trustees

Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	October 2007 — Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	159	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001— Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	June 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004).	197	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)	The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Infrastructure Development Equity Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
		and Length of	Principal Occupation(s) —
Name, Address and Age	Position(s) Held with Fund	Time Served(1)	during the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	July 2005 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	July 2005 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present July 2005 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	July 2005 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — May 2006).

32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
		and Length of	Principal Occupation(s) —
Name, Address and Age	Position(s) Held with Fund	Time Served(1)	during the Past 5 Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2)(July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(6) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	July 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	July 2005 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	July 2005 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	July 2005 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
		and Length of	Principal Occupation(s) —
Name, Address and Age	Position(s) Held with Fund	Time Served(1)	during the Past 5 Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); and Tax Senior, ING Funds Services (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	July 2005 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	July 2005 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

34

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contract (“Sub-Advisory Contract”) with ING Investment Management Co. the sub-adviser to the Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund’s existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the

35

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Group of investment companies (“SPG”) to be used by the Fund for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and SPG was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

36

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Fund’s common shares were used for purposes of certain comparisons to the funds in its SPG. Common shares were selected because they are the only Fund class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the SPG. The mutual funds chosen for inclusion in the Fund’s SPG were selected based upon criteria designed to mirror the class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Fund on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Fund Performance

In assessing the Fund’s advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding

37

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance and the Fund’s asset level as of October 31, 2008.

The Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for all periods presented.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with level fees that does not include breakpoints, taking into account that the Fund is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that the Fund had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of this asset decline, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered, information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered the fee structure of the Fund as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG,

38

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board took into account that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Adviser with respect to its profitability. Further, the Board considered that the decline in asset level of the Fund caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Advisers and Sub-Adviser.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

39

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. During the reporting period, Vincent Costa has been added as a portfolio manager to the Fund and Omar Aguilar is no longer a portfolio manager.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases

40

ADDITIONAL INFORMATION (Unaudited) (continued)

and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2009 DIVIDENDS:

DECLARATION	EX-DIVIDEND	PAYABLE
DATE	DATE	DATE

March 20, 2009	April 1, 2009	April 15, 2009
June 20, 2009	July 1, 2009	July 15, 2009
September 21, 2009	October 1, 2009	October 15, 2009
December 21, 2009	December 29, 2009	January 15, 2010

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 28, 2009 was 13,977, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 21, 2008 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

41

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
The Bank of New York Mellon
101 Barclay Street (11E)
New York, New York 10286

Independent Registered Public
Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRAR-UIGA                  (0209-042809)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(l), Exhibit 99,CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year were $22,000 for the year ended February 28, 2009 and $22,000 for year ended February 29, 2008.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are seasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,225 for the year ended February 28, 2009 and $0 for the year ended February 29, 2008.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,486 in the year ended February 28, 2009 and $6,415 in the year ended February 29, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for all other fees were $5,000 for the year ended February 28, 2009 and $0 for the year ended February 29, 2008.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SBC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-l programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E
Prohibited Non-Audit Services
Dated: January 1, 2009
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $1,637,485 for the year ended February 28, 2009 and $1,394,538 for year ended February 29, 2008.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.	Not applicable.
Item 6. Schedule of Investments.
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment companies.
ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES
Effective Date: July 10, 2003
Revision Date: March 27, 2009

I. INTRODUCTION
The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.
II. COMPLIANCE COMMITTEE
The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.
III. DELEGATION OF VOTING AUTHORITY
Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.
A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series.
When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.
Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.
A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.
IV. APPROVAL AND REVIEW OF PROCEDURES
Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.
V. VOTING PROCEDURES AND GUIDELINES
The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.
Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures
A. Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.
B. Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.
Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator

3

with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).
1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.
Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely

4

access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.
If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.
If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

5

4.	Referrals to a Fund’s Compliance Committee
A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.
The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).
The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.
VI. CONFLICTS OF INTEREST
In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.
VII. REPORTING AND RECORD RETENTION
Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

6

EXHIBIT 1
to the
ING Funds
Proxy Voting Procedures
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST1
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING RISK MANAGED NATURAL RESOURCES FUND
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2
to the
ING Funds
Proxy Voting Procedures
ING INVESTMENTS, LLC,
ING INVESTMENT MANAGEMENT CO.
AND
DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I. INTRODUCTION
ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.
The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.
In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.
Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II. ROLES AND RESPONSIBILITIES
A. Proxy Coordinator
The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).
Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.
Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.
B. Agent
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.
The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

9

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.
C. Proxy Group
The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.
A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

10

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.
For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.
If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.
D. Investment Professionals
The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote

11

is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.
III. VOTING PROCEDURES
A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.
B.	Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.
C.	Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.
Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

12

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.
Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as

13

provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.
4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.
IV. ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST
In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:
A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a

14

material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.
V. REPORTING AND RECORD RETENTION
The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written

15

response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

16

APPENDIX 1
to the
Advisers’ Proxy Voting Procedures
Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

17

EXHIBIT 3
to the
ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I. INTRODUCTION
The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).
Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.
The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
II. GUIDELINES
The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.
General Policies
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.
Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.
Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.
The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.
1. The Board of Directors
Voting on Director Nominees in Uncontested Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.
Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.
If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.
Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.
WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.
WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.
Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.
WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.
DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.
DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Compensation Practices:
It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:
(1)	Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)	In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)	If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)	If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)	If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)	If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)	If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)	If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.
Accounting Practices:
(1)	Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)	Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.
Board Independence:
It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:
(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.
Performance Test for Directors
Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.
Proposals Regarding Board Composition or Board Service
Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.
Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.
Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.
Stock Ownership Requirements
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.
Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:
(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.
2. Proxy Contests
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.
Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3. Auditors
Ratifying Auditors
Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.
Auditor Independence
Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.
Audit Firm Rotation:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.
4. Proxy Contest Defenses
Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.
Shareholder Ability to Remove Directors
Generally, vote AGAINST proposals that provide that directors may be removed only for cause. Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting
Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.
Shareholder Ability to Call Special Meetings
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Shareholder Ability to Act by Written Consent
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Alter the Size of the Board
Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.
Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
5. Tender Offer Defenses
Poison Pills
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill. Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Greenmail
Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.
Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.
Supermajority Shareholder Vote Requirement to Approve Mergers
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.
6. Miscellaneous
Amendments to Corporate Documents
Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.
Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.
Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.
Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.
Confidential Voting
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
▪	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

▪	If the dissidents agree, the policy remains in place.

▪	If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.
Proxy Access
Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.
Majority Voting Standard
Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.
Bundled Proposals
Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.
Reimburse Shareholder for Expenses Incurred
Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.
Other Business
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.
Quorum Requirements
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.
Advance Notice for Shareholder Proposals
Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.
Multiple Proposals
Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.
7. Capital Structure
Analyze on a CASE-BY-CASE basis.
Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
▪	Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

▪	Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

▪	Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

▪	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

▪	Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

▪	Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.
Dual Class Capital Structures
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.
Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.
Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.
Stock Distributions: Splits and Dividends
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.
Preferred Stock
Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.
Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Shareholder Proposals Regarding Blank Check Preferred Stock
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
Adjustments to Par Value of Common Stock
Generally, vote FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.
Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.
Generally, vote FOR management proposals to cancel repurchased shares.
Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.
Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.
8. Executive and Director Compensation
Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
▪	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

▪	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

▪	Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

▪	Generally, vote AGAINST plans administered by potential grant recipients.

▪	Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

▪	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.
Restricted Stock or Stock Option Plans
Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the

Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.
Management Proposals Seeking Approval to Reprice Options
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.
Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.
Director Compensation
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.
Employee Stock Purchase Plans
Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.
OBRA-Related Compensation Proposals
Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.
Amendments that Place a Cap on Annual Grants or Amend Administrative Features
Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals
Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.
Approval of Cash or Cash-and-Stock Bonus Plans
Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.
Shareholder Proposals Regarding Executive and Director Pay
Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business. Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.
Severance and Termination Payments
Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.
Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.
Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger). However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.
Employee Stock Ownership Plans (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.
Holding Periods
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.
Advisory Votes on Executive Compensation
Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.
9. State of Incorporation
Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10. Mergers and Corporate Restructurings
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.
Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.
Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.
Corporate Restructuring
Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Adjournment
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.
Appraisal Rights
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Changing Corporate Name
Generally, vote FOR changing the corporate name.
11. Mutual Fund Proxies
Election of Directors
Vote the election of directors on a CASE-BY-CASE basis.
Converting Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis.
Proxy Contests
Vote proxy contests on a CASE-BY-CASE basis.
Investment Advisory Agreements
Vote the investment advisory agreements on a CASE-BY-CASE basis.
Approving New Classes or Series of Shares
Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.
1940 Act Policies
Vote these proposals on a CASE-BY-CASE basis.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote these proposals on a CASE-BY-CASE basis.
Change Fundamental Investment Objective to Nonfundamental
Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.
Name Rule Proposals
Vote these proposals on a CASE-BY-CASE basis.
Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis.
Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis.
Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis.
Change in Fund’s Subclassification
Vote these proposals on a CASE-BY-CASE basis.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Generally, vote FOR these proposals.
Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis.
Master-Feeder Structure
Generally, vote FOR the establishment of a master-feeder structure.
Mergers
Vote merger proposals on a CASE-BY-CASE basis.
Establish Director Ownership Requirement
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.
Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis.
12. Social and Environmental Issues
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.
Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.
13. Global Proxies
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.
Routine Management Proposals
Generally, vote FOR the following and other similar routine management proposals:
▪	the opening of the shareholder meeting

▪	that the meeting has been convened under local regulatory requirements

▪	the presence of quorum

▪	the agenda for the shareholder meeting

▪	the election of the chair of the meeting

▪	the appointment of shareholders to co-sign the minutes of the meeting

▪	regulatory filings (e.g., to effect approved share issuances)

▪	the designation of inspector or shareholder representative(s) of minutes of meeting

▪	the designation of two shareholders to approve and sign minutes of meeting

▪	the allowance of questions

▪	the publication of minutes

▪	the closing of the shareholder meeting
Discharge of Management/Supervisory Board Members
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.
Director Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.
For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.
In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.
DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.
In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.
Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.
For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.
Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
•	bundled slates of nominees (e.g., France, Hong Kong or Spain);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•	in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.
Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.
Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.
In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.
Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:
•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.
Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:
•	the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•	the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•	evidence exists regarding compliance or accounting shortfalls.
For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).
Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.
Board Structure
Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Director and Officer Indemnification and Liability Protection
Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.
Independent Statutory Auditors
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.
Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees
Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.
Director and Statutory Auditor Remuneration
Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence. For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.
Bonus Payments
With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.
Stock Option Plans for Independent Internal Statutory Auditors
With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.
Compensation Plans
Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs
For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.
Shares Reserved for Equity Compensation Plans
Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.
Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:
•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•	provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•	are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•	provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•	provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•	provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	permit post-employment vesting if deemed inappropriate by the Agent;

•	allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•	provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence. Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.
Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.
Remuneration Reports
Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:
(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)	equity award valuation triggering a negative recommendation from the Agent; or

(5)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).
Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence. Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).
Shareholder Proposals Regarding Executive and Director Pay
The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances
Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.
Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.
Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.
Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.
Increases in Authorized Capital
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:
•	Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.
Preferred Stock
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:
•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•	Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.
Poison Pills/Protective Preference Shares
Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.
Waiver on Tender-Bid Requirement
Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.
Approval of Financial Statements and Director and Auditor Reports
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.
Remuneration of Auditors
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
Indemnification of Auditors
Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees
For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply. For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.
Audit Commission
Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.
Allocation of Income and Dividends
With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:
▪	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

▪	the payout is excessive given the company’s financial position.
Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation. In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.
Stock (Scrip) Dividend Alternatives
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Debt Instruments
Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).
Debt Issuance Requests
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.
Financing Plans
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.
Related Party Transactions
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).
Approval of Donations
Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.
Capitalization of Reserves
Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.
Investment of Company Reserves
These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.
Article Amendments
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.
Generally, vote FOR an article amendment if:
▪	it is editorial in nature;

▪	shareholder rights are protected;

▪	there is negligible or positive impact on shareholder value;

▪	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

▪	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

▪	the company is required to do so by law (if applicable).
Generally, vote AGAINST an article amendment if:

▪	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

▪	it reduces relevant disclosure to shareholders;

▪	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

▪	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

▪	it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.
With respect to article amendments for Japanese companies:
▪	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

▪	Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

▪	If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

▪	Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.
Other Business
In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

ING Global Advantage &
Premium Opportunity Fund
Item 8. Fund Managers of Closed-End Management Investment Companies.
(a) (1) Fund Management. The following individuals share responsibility for the day-to-day management of the Fund’s Fund:
Overall Strategy and Asset Allocation
Vincent Costa, CFA, Senior Vice President and Head of Portfolio Management of Quantitative Equity, joined ING IM in April 2006 as Head of Portfolio Management of quantitative equity. Prior to joining ING IM he was with Merrill Lynch Investment Management, where he worked for 7 years in quantitative equity leadership positions, including managing director and head of their quantitative investments organization.
Domestic Option Strategy
Paul Zemsky. Mr. Zemsky is currently Head of Derivative Strategies for ING IM. Mr. Zemsky, along with Ernie Tang, will be jointly and primarily responsible for the structure and implementation of the Fund’s U.S. domestic index option strategy. As Head of Derivative Strategies, Mr. Zemsky oversees derivative strategies for credit, interest rate, and equity products, and supports the organization on a number of key areas, including product development and risk management for both proprietary and third party businesses. This includes hedging and overlay strategies, as well as focusing on new business development opportunities. A key function within his scope of responsibility is developing macro hedging strategies for variable and equity index annuities sold through various ING businesses. Mr. Zemsky joined ING IM in 2005 after 18 years at J.P. Morgan Investment Management, where he held a number of key positions, including having responsibility for the market timing and sector allocation for the firm’s fixed income business and handling option trading in both the exchange-traded and over-the-counter markets. Most recently, Mr. Zemsky co-founded CaliberOne Private Funds Management, a macro hedge fund. Mr. Zemsky holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania.
Jody I. Hrazanek. Ms. Hrazanek joined ING IM in October 2005. She has 12 years of investment related experience. In her current role she is a derivatives trader with responsibility for ING IM’s third-party business as well as ING IM’s insurance general account. She will be primarily responsible for implementing the Fund’s collar strategy through its put option purchasing and call option writing activities. Prior to joining ING IM, she was a convertible bond trader at Advent Capital Management from 2003 to 2005. She had previously been a convertible bond and risk arbitrage trader at Merrill Lynch Quantitative Advisors from 1999 to 2003 and Deutsche Bank Asset Management from 1996 to 1999 as well as an analyst at Goldman Sachs from 1994 to 1996. Ms. Hrazanek graduated summa cum laude from Fairfield University with a Bachelor of Science in mathematics and received a Master of Science in statistics and operations research from New York University.
International Equity Component
Carl Ghielen. Mr. Ghielen is Senior Fund Manager responsible for the EAFE product strategies. Mr. Ghielen will be jointly and primarily responsible with Martin Jansen for the structure and strategy implementation of the Fund’s international common stock Fund. Mr. Ghielen has been associated with ING since 2000 and has over 14 years of investment experience. Mr. Ghielen started his career as an investment advisor at General Investment Management in Eindhoven, an independent boutique investment manager. Before joining ING he worked for MN Services (one of the largest pension funds in the Netherlands) where he was senior fund manager for European Equity. Mr. Ghielen studied business economics at the Catholic University of Tilburg. He holds a RBA degree (registered investment analyst), a Dutch equivalent to the Chartered Financial Analyst designation.
Martin Jansen. Mr. Jansen is Senior Fund Manager responsible for the EAFE product strategies. Mr. Jansen has 26 years of investment experience. Mr. Jansen joined ING in 1997 as senior manager to comanage U.S. equity Funds and was named head of the U.S. equity team in 1999. Prior to joining ING, he was responsible for the U.S. equity and venture capital Funds at a large corporate Dutch pension fund. Mr. Jansen received a Bachelor of Commerce and M.B.A. from the University of the Witwatersrand, South Africa.
International Option Strategy
Bas Peeters, Ph.D. Dr. Peeters joined ING in 1998. Currently, Dr. Peeters is Head of Structured Products. Dr. Peeters will be primarily responsible for the structure of the Fund’s international index option strategy. As Head of Structured Products based in The Hague, The Netherlands, Dr. Peeters is responsible for the research, marketing and Fund management activities of this department. Previously he was Head of Research Structured Products, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for Fund management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium. Dr. Peeters obtained a Masters degree in theoretical physics (cum laude) from the University of Utrecht in 1990, where he also studied mathematics. Dr. Peeters obtained his Ph.D. in theoretical physics at Stony Brook University, NY, USA in 1995.
Frank Van Etten. Mr. Van Etten is currently an Investment Manager of Structured Products and began his career at ING, joining the firm in 2002. Mr. Van Etten will be primarily responsible for implementation of the Fund’s international index option strategy. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives Funds. Furthermore Mr. Van Etten also carries out research in structured products development and option strategies and markets. Mr. Van Etten obtained his Master’s degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.
(a) (2) (i-iii) Other Accounts Managed
The following table shows the number of accounts and total assets in the accounts managed by the Fund managers of the Sub-Adviser as of March 31, 2008, unless otherwise noted:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts
Portfolio	Number of		Number of		Number of
Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Vincent Costa	43	$5,288,002,304	7	$355,742,350	21	$1,900,836,482
Frank Van Etten	5	$1,487,000,000	23	$1,607,000,000	0	N/A
Bas Peeters	5	$1,487,000,000	23	$1,607,000,000	0	N/A
Carl Ghielan	3	$379,000,000	2	$114,000,000	0	N/A
Martin Jansen	2	$129,234,643	0	N/A	5	16,071,085
Paul Zemsky	41	$11,320,216,186	51	$115,007,934	0	N/A
Jody I. Hrazanek	2	$464,513,002	0	N/A	0	N/A

(a) (2) (iv) Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.
(a) (3) Compensation
For each of the portfolio managers (each a “Portfolio Manager” and collectively the “Portfolio Managers”) of the Portfolios listed above, compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and, in certain instances, (c) long-term equity awards tied to the performance of the parent company, ING Groep.
The Portfolio Managers for the Portfolios listed above are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. Relevant indices include the MSCI World Index and the MSCI Europe Index. Relevant peer groups include Morningstar global equity funds in the Netherlands and the rest of Europe. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).
Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.
Portfolio Managers whose base salary compensation exceeds a particular threshold may participate in ING IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
(a) (4) Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Omar Aguilar	None
Frank Van Etten	None
Bas Peeters	None
Carl Ghielan	None
Martin Jansen	None
Paul Zemsky	$50,000 — $100,000
Jody I. Hrazanek	None
(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
None
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.
(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: May 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer

Date: May 8, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: May 8, 2009

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